Exhibit 10.1

Harrison Vickers & Waterman, Inc.

ACTION IN WRITING BY THE BOARD OF DIRECTORS

The undersigned, being all the members of the Board of Directors of Harrison Vickers & Waterman, Inc., a Nevada corporation (the "Corporation"), hereby consents to and takes the following actions:

RESOLVED, that the resignation of Roy Warren from all positions as an Officer and Director of the Corporation as of July 31, 2017 be and hereby is accepted by the Board of Directors of the Corporation; and

RESOLVED, that the resignation of Conrad Huss from all positions as an Officer and Director of the Corporation as of the effective date of this written consent be and hereby is accepted by the Board of Directors of the Corporation; and

RESOLVED FURTHER, that the Board of Directors shall consist of two (2) directors and Jeffrey Canouse be and hereby is elected to fill the vacancy on the Board of Directors of the Corporation, to serve as such until his successor shall have been elected and shall have qualified, or until his earlier death, resignation or removal in accordance with the By-Laws of the Corporation; and

RESOLVED FURTHER, that Jeffrey Canouse be and hereby is elected to serve as President, Chief Executive Officer, Principal Financial Officer, and Principal Accounting Officer of the Corporation to hold such offices in accordance with the By-Laws of the Corporation until his successor shall have been duly elected and qualified or until their early death, resignation or removal in accordance with the By-Laws of the Corporation; and

RESOLVED FURTHER, that, as compensation for their services, the Corporation shall issue (a) to Conrad Huss a promissory note in the amount of $75,000.00, (b) to Isaac Onn a promissory note in the amount of $25,000.00, and (c) to Jeffrey Canouse a monthly stipend of $5,000.00 in cash and a promissory note in the amount of $5,000.00; and

RESOLVED FURTHER, that the proper officers of the Corporation, or any of them, are hereby authorized and directed to execute all documents and take all other actions necessary or advisable in order to carry out and perform the purposes of the foregoing resolutions; and

RESOLVED FURTHER, that the execution by the officers, of any document authorized by the foregoing resolutions or any document executed in the accomplishment of any action or actions so authorized, is (or shall become upon delivery) the enforceable and binding act and obligation of the Corporation; and

Signature Page Shall Follow

Harrison Vickers & Waterman, Inc.

ACTION IN WRITING BY THE BOARD OF DIRECTORS

Signature Page

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of August 2017.

/s/ Isaac Onn
Isaac Onn

/s/ Conrad Huss
Conrad Huss